UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
May 1, 2014

FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	1-14706	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman, KY1-9005
Cayman Islands
(Address of Registrant's Principal Executive Office)

(305) 520-8400
(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 30, 2014, the Annual General Meeting of Shareholders of Fresh Del Monte Produce Inc. (the “Company”) was held.  A total of 53,761,444 Ordinary Shares, or 97% of the Ordinary Shares issued and outstanding as of the March 11, 2014 record date, was represented in person or by proxy.  The proposals presented at the Annual General Meeting of Shareholders are described in detail in the Company’s Proxy Statement for the 2014 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on March 31, 2014.  All of the nominees for director described in that proxy statement were elected to serve until the Company’s 2017 Annual General Meeting of Shareholders. A cash dividend for the year ended December 27, 2013 was approved by the shareholders and declared by the Company's board of directors, and each of the other items considered at the 2014 Annual General Meeting was approved by the shareholders, pursuant to the voting results set forth below.

Proposal 1

To elect three directors to serve until the Company’s 2017 Annual General Meeting of Shareholders.

Directors	For	Against	Abstained	Broker Non-Votes
Michael J. Berthelot	48,050,404	4,503,457	10,685	1,196,898
Madeleine L. Champion	52,212,200	341,062	11,284	1,196,898
Robert S. Bucklin	51,971,364	582,651	10,531	1,196,898

Proposal 2

To approve and adopt the Company’s financial statements for the 2013 fiscal year ended December 27, 2013.

For	53,530,828
Against	84,509
Abstained	146,107

Proposal 3

To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm to the Company for the fiscal year ending December 26, 2014.

For	53,604,879
Against	147,613
Abstained	8,952

Proposal 4

To approve the Company’s dividend payment for the fiscal year ended December 27, 2013 of US$0.125 per Ordinary Share to registered members (Shareholders) of the Company on May 7, 2014 to be paid on May 30, 2014.

For	53,740,137
Against	12,361
Abstained	8,946

Proposal 5

To approve, the Company's 2014 Omnibus Share Incentive Plan.

For	43,000,249
Against	9,549,253
Abstained	15,044
Broker Non-Votes	1,196,898

Proposal 6

To approve, on an advisory, non-binding basis, the Company’s executive compensation.

For	50,842,324
Against	1,707,635
Abstained	14,587
Broker Non-Votes	1,196,898

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	May 1, 2014	By:	/s/ Richard Contreras
Richard Contreras
Senior Vice President & Chief Financial Officer